Exhibit 10.13

                               FIRST AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT



     THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "First Amendment") is entered into as of May 22, 2006 by and among THE CYMRI CORPORATION, a Texas corporation ("CYMRI"), TRIUMPH ENERGY, INC., a Louisiana corporation ("TEI") and PETROLEUM ENGINEERS, INC., a Louisiana corporation ("PEI") (each an "Existing Borrower" and collectively, the "Existing Borrowers"), STERLING BANK, a Texas state chartered bank ("Lender"), and TRADESTAR ACQUISITION SUB, L.L.C., a Nevada limited liability company ("Buyer"). Capitalized terms used but not defined in this First Amendment have the meaning given them in the Credit Agreement (defined below).

                                    RECITALS

     A. Existing Borrowers, PETROLEUM ENGINEERS INTERNATIONAL, INC., a Louisiana corporation ("PEII") and Lender entered into that certain Amended and Restated Credit Agreement dated as of December 3, 2004 (as amended, restated or supplemented, the "Credit Agreement").

     B. Effective as of May 19, 2006, PEII was merged with and into PEI with PEI being the surviving corporation of the merger.

     C. Under the terms of that certain Agreement and Plan of Merger dated as of May 23, 2006 (the "Merger Agreement") by and among Tradestar Services, Inc., a Nevada corporation ("Tradestar"), Buyer, CYMRI, and Larry M. Wright, Franklin M. Cantrell, Jr., Robert G. Wonish, and Michael W. Hopkins, Tradestar will acquire from CYMRI all the outstanding capital stock of PEI (the "Stock Sale") and CYMRI will merge with and into Buyer (the "Merger"), and following the Merger the separate corporate existence of CYMRI shall cease, Buyer shall continue as the surviving corporation (the "Surviving Corporation" or "New CYMRI") and immediately after the Effective Time (defined below), the Surviving Corporation shall change its name to "CYMRI, L.L.C."

     D. The time that the Merger becomes effective pursuant to Section 2.2 of the Merger Agreement is referred to in this First Amendment as the "Effective Time." The date on which the closing of the Stock Sale occurs is referred to in this First Amendment as the "Stock Sale Closing Date".

     E. Lender is the current beneficiary of the liens and security interests granted by the Existing Borrowers to secure the Obligations under the Credit Agreement.

     F. Tradestar and the Existing Borrowers have requested that, concurrently with the Stock Sale and the Merger, Lender release certain of its liens, security interests and other rights granted to it by CYMRI and PEI pursuant to the Credit Agreement.

          G. Lender has agreed to consent to the Stock Sale and the Merger and to amend the Credit Agreement to, among other things, reflect certain changes resulting from the Stock Sale and Merger and the Loan Documents, subject to the terms and conditions of this First Amendment.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the undersigned hereby agree as follows:

1. Consent and Waiver. Existing Borrowers have requested that Lender consent to the Stock Sale and to the Merger (the "Proposed Transactions"). Subject to the satisfaction of the conditions set out in this First Amendment, Lender hereby
(a) consents to the Proposed Transactions, (b) waives any violation of, or non-compliance with, any provision of the Credit Agreement resulting directly from the Merger or the Stock Sale, and (c) agrees not to exercise any of the rights or remedies available to it under the Loan Documents which arise solely as the result of the violation or non-compliance resulting from the Merger or the Stock Sale. Except as set out in this Section 1, Existing Borrowers and Buyer hereby agree that such waiver does not constitute a waiver of any present or future violation of or non-compliance with any provision of any Loan Document or waiver of Lender's right to insist upon strict compliance with each term, covenant, condition and provision of the Loan Documents.

2. Release of Liens and Release of PEI. Upon the satisfaction of the conditions set out in this First Amendment, (a) Lender shall release its liens on (i) the capital stock of PEI and (ii) the assets of PEI and (b) PEI shall cease to be a Borrower under the Credit Agreement and shall be released from its obligations as Borrowers under the Credit Agreement.

3. Joinder. As of the Effective Time, the Surviving Corporation (a) shall assume all the obligations of CYMRI, as Borrower under the Credit Agreement and the other Loan Documents, (b) agrees to be bound by the provisions of the Credit Agreement or such other Loan Documents as if the Surviving Corporation had been an original party to the Credit Agreement or such other Loan Documents, and (c) confirms that, after joining the Credit Agreement and the other Loan Documents, the representations and warranties set forth in the Credit Agreement and the other Loan Documents with respect to the Borrowers are true and correct in all material respects as of the date of this First Amendment.

4. Amendments to Credit Agreement. As of the Effective Time of the Merger, the Credit Agreement shall be amended as follows:

          (a) The preamble to the Credit Agreement is deleted in its entirety and is replaced with the following:

                    "THIS  AMENDED AND  RESTATED  CREDIT  AGREEMENT  is made and entered into as of December 3, 2004, and amended through May 22, 2006, by and among CYMRI, L.L.C. a Nevada limited liability company, formerly known as TRADESTAR ACQUISITION SUB, L.L.C., a Nevada limited liability company ("CYMRI"), and TRIUMPH ENERGY, INC., a Louisiana corporation ("TEI") (each individually and collectively, the "Borrower"), and STERLING BANK, a Texas state chartered bank (the "Lender")."

          (b) Section 1.2 of the Credit Agreement is hereby amended to delete in their entirety the defined terms Accounts Receivable, Borrowing Base Accounts, Eligible Accounts Receivable, Lockbox, Lockbox Agreement, Stockholder Notes, and Stockholders.

          (c) Section 1.2 of the Credit Agreement is hereby amended to delete in their entirety the defined terms Borrowing Base Assets, Change of Control, Collateral, Compliance Certificate, CYMRI, Note and Permitted Liens, and replace them with the following defined terms in the appropriate alphabetical order:

          "Borrowing Base Assets" shall mean the Borrowing Base Oil and Gas Properties and the Certificates of Deposit.

          "Change of  Control"  shall mean an event or series of events by which
          (i) Tradestar ceases to own and control, directly and indirectly, 100% of the capital stock of CYMRI or (ii) CYMRI ceases to own and control, directly and indirectly, 100% of the capital stock of TEI.

          "Collateral" shall mean the Borrowing Base Oil and Gas Properties, the Certificates of Deposit and any other Property now or at any time used or intended as security for the payment or performance of all or any portion of the Obligations.

          "Compliance Certificate" shall mean each certificate, substantially in the form attached to the First Amendment as Exhibit III, executed by a Responsible Officer of CYMRI and furnished to the Lender from time to time in accordance with Sections 5.2 and 5.3.

          "CYMRI" is defined in the  preamble  and shall mean CYMRI,  L.L.C.,  a
          Nevada  limited  liability   company,   formerly  known  as  Tradestar
          Acquisition Sub, L.L.C., a Nevada limited liability company.

          "Note" shall mean the replacement promissory note of the Borrower, in the form attached as Exhibit I to the First Amendment, with all renewals, extensions for any period, increases, and rearrangements thereof.

          "Permitted Liens" shall mean (a) Liens for taxes, assessments, or other governmental charges or levies not yet due or which (if foreclosure, distraint, sale, or other similar proceedings shall not have been initiated) are being contested in good faith by appropriate proceedings, and such reserve as may be required by GAAP shall have been made therefor, (b) Liens (including, but not limited to, pledges or deposits) in connection with workers' compensation, unemployment insurance or other social security (other than Liens created by
          Section 4068 of ERISA), old-age pension, or public liability obligations which are not yet due or which are being contested in good faith by appropriate proceedings, if such reserve as may be required by GAAP shall have been made therefor, (c) Liens in favor of vendors, carriers, warehousemen, repairmen, mechanics, workmen, materialmen, construction, or similar Liens arising by operation of law in the ordinary course of business in respect of obligations which are not yet due or which are being contested in good faith by appropriate proceedings, if such reserve as may be required by GAAP shall have been made therefor, (d) Liens in favor of operators and non-operators under joint operating agreements or similar contractual arrangements arising in the ordinary course of the business of the Borrower to secure amounts owing, which amounts are not yet due or are being contested in good faith by appropriate proceedings, if such reserve as may be required by GAAP shall have been made therefor, (e) Liens under production sales agreements, division orders, operating agreements, and other agreements customary in the oil and gas business for processing, producing, and selling hydrocarbons securing obligations not constituting Indebtedness and provided that such Liens do not secure obligations to deliver hydrocarbons at some future date without receiving full payment therefor within 90 days of delivery, (f) easements, rights of way, restrictions, and other similar encumbrances, and minor defects in the chain of title which are customarily accepted in the oil and gas financing industry, none of which interfere with the ordinary conduct of the business of the Borrower or materially detract from the value or use of the Property to which they apply, (g) Liens in favor of the Lender and other Liens expressly permitted under the Security Instruments (h) second Liens
          (A) covering TEI's Borrowing Base Oil and Gas Properties located in Louisiana as described on Exhibit V attached hereto and (B) first Liens on the capital stock of TEI in favor of the Prior Stockholders but subject in each case to the Subordination Agreement and (i) any other Liens approved by Lender in its sole discretion securing Indebtedness subordinated to the Obligations.

          (d) Section 1.2 of the Credit Agreement is hereby amended to add the following defined terms in the appropriate alphabetical order:

          "First Amendment" shall mean that certain First Amendment to Amended and Restated Credit Agreement dated as of May 22, 2006.

          "First Amendment Closing Date" shall mean May 23, 2006.

          "Prior Stockholder Notes" shall mean the promissory notes executed in favor of the Prior Stockholders in the original aggregate amount of $2,600,000 for which Tradestar has assumed (but for which CYMRI has not been release from) the obligations of the maker of such promissory notes.

          "Prior Stockholders" shall mean Don E. Claxton, Betty Jane Claxton, C.F. Kimball, III, Linda R. Kimball, and The Irene and Alvin Bellaire, Jr. Trust.

          "Tradestar" shall mean Tradestar Services, Inc., a Nevada corporation.

          (e) Section 2.2(a) of the Credit Agreement is hereby amended by deleting that Section in its entirety and replacing it with the following text:

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

          "(a) Proceeds of all Loans shall be used solely for (i) the acquisition and development of Oil and Gas Properties, (ii) payment of fees and expenses hereunder or (iii) for general corporate purposes."

          (f) Section 2.7(a) of the Credit Agreement is hereby amended by deleting that Section in its entirety and replacing it with the following text:

          "(a) The Borrowing Base as of the First Amendment Closing Date is acknowledged by the Borrower and the Lender to be $6,500,000 which is attributable to the Borrowing Base Assets. The amount of the Borrowing Base (as adjusted from time to time under the terms of this Agreement) shall be reduced by $50,000 on the last day of each month beginning June 30, 2006."

          (g) Section 2.7(b) of the Credit Agreement is hereby amended by deleting the last sentence of that Section in its entirety and replacing it with the following sentence:

          Notwithstanding the foregoing, the Lender may at its discretion redetermine the Borrowing Base attributable to the Borrowing Base Assets and the amount by which the Borrowing Base shall be reduced each calendar month as set forth in Section 2.7(a) at any time and from time to time. Lender may release the Certificates of Deposit as Collateral at such time as it determines, in its sole discretion, that the Borrowing Base Oil and Gas Properties are sufficient to support the then-effective Borrowing, Base taking into consideration all relevant factors.

          (h) Section 2.7(c) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

               "[Reserved]"

          (i) Section 2.20 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

               "2.20 [Reserved.]"

          (j) Section 3.1(q) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

          "(q) [Reserved.]"

          (k) Section 5.5 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

          "5.5 Title Opinions; Title Defects.

          (a) Within 60 days following the First Amendment Closing Date and promptly any time thereafter upon the request of the Lender, furnish to the Lender title opinions, in form and substance and by counsel satisfactory to the Lender, or other confirmation of title acceptable to the Lender, covering Oil and Gas Properties constituting not less than 81% of the value, determined by the Lender in its sole discretion, of the Borrowing Base Oil and Gas Properties; provided, however, that within such 60-day period following the First Amendment Closing Date the Borrowing Base Oil and Gas Properties owned by TEI shall be covered by current title opinions delivered to Lender in form and substance satisfactory to the Lender (and not by other confirmation of title).

          (b) Promptly, but in any event within 60 days after notice by the Lender, clear or cure any defect in the title of the Borrower to any of its Oil and Gas Properties if such defect, in Lender's opinion, materially affects the value of the Oil and Gas Properties. If such title defects are not cured in a timely manner, Borrower shall pay all related costs and fees incurred by the Lender to clear or cure such title defects."

          (l) Section 5.26 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

          "5.26 [Reserved.]"

          (m) Section 5.27 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

          "5.27 Within thirty (30) days after the First Amendment Closing Date, obtain and deliver to the Prior Stockholders, new or replacement Stock Certificates which evidence CYMRI's stock ownership in TEI and are covered by the Stock Pledge Agreement; provided that such delivery of the Stock Certificates shall be subject to the Subordination Agreement."

          (n) Section 8.16 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

          "8.16 CYMRI as Agent. TEI hereby appoints CYMRI as its agent and attorney-in-fact to execute any certificates, requests or other documents deliverable under this Agreement in the name of each such party as Borrower, and Lender shall be authorized to rely on any such executed certificates, requests or other documents as acts of the parties constituting "Borrower" without the need of further inquiry or investigation."

          (o) Exhibit VI attached to the Credit Agreement is hereby deleted in its entirety.

5. Conditions. This First Amendment shall be effective once the Stock Sale Closing Date has occurred, the Effective Time has occurred, and each of the following have been delivered to Lender:

          (a) this First Amendment executed by Existing Borrowers, Buyer, and Lender and dated as of the First Amendment Closing Date;

          (b) the Note executed by New CYMRI and TEI;

          (c) the Master Amendment to Deeds of Trust, Mortgages and Security Instruments executed by New CYMRI, TEI and Lender;

          (d) the Partial Release of Amended and Restated Security Agreement executed by Lender;

          (e) the Partial Release of Stock Pledge Agreement executed by Lender;

          (f) the Ratification of Pledge of Certificates of Deposit executed by F.M. Cantrell, Jr. and Lender;

          (g) the opinion of Hirsch & Westheimer, counsel to the Borrower, in form and substance acceptable to the Lender in its sole discretion;

          (h) UCC financing statements, amendments, releases and terminations in favor of Lender (as secured party), in form and substance acceptable to Lender, reflecting the changes effected by the Merger and the Stock Sale;

          (i) evidence satisfactory to Lender that the Merger Agreement and Stock Sale have been consummated and all conditions therein have been satisfied, unless waived by Lender in writing;

          (j) a certificate issued by the secretary or an assistant secretary of CYMRI, New CYMRI and TEI certifying as to the incumbency of all officers of CYMRI, New CYMRI and TEI who are authorized to execute Loan Documents on behalf of such CYMRI, New CYMRI and TEI, respectively, together with specimen signatures of each such officer;

          (k) copies of the Certificate of Formation of New CYMRI and the Certificate of Incorporation of TEI and CYMRI and, in each case, all amendments thereto, and copies of the bylaws and all amendments thereto of New CYMRI, TEI and CYMRI, accompanied by a certificate issued by the secretary or an assistant secretary of New CYMRI, TEI and CYMRI, certifying to the effect that each such copy is correct and complete;

          (l) copies of corporate resolutions duly adopted by the board of directors of CYMRI, New CYMRI, and TEI, as applicable, approving and authorizing the Stock Purchase Agreement and Stock Sale, the Merger Agreement and the Merger, this First Amendment and the transactions contemplated herein, and the amendments to the other Loan Documents, each accompanied by certificates of the secretary or an assistant secretary of CYMRI, New CYMRI, and TEI, as applicable, to the effect that such copies are true and correct copies of resolutions duly adopted at a meeting or by written consent of the board of directors of CYMRI, New CYMRI and TEI and that such resolutions constitute all the resolutions adopted with respect to such transactions, and that they have not been amended, modified, or revoked in any respect, and are in full force and effect as of the date of such certificate;

          (m) certificates dated as of a recent date from the Secretary of State or other appropriate Governmental Authority evidencing the existence and good standing of New CYMRI, TEI and Tradestar in each entity's respective jurisdiction of organization and certificates of authority to do business in any other jurisdictions where such entity does business;

          (n) results of searches of the UCC Records of the Texas Secretary of State from a source acceptable to Lender and reflecting no Liens against any of the Collateral as to which perfection of a Lien is accomplished by the filing of a financing statement other than in favor of the Lender and Permitted Liens;

          (o) receipt of payment in immediately available funds necessary to reduce the outstanding Loans to an amount not to exceed $6,500,000 as of the date hereof; and

          (p) such other documents as Lender may reasonably request.

6. Representations and Warranties. Buyer and TEI represent and warrant to Lender that (a) they possess all requisite power and authority to execute, deliver and comply with the terms of this First Amendment, (b) this First Amendment has been duly authorized and approved by all requisite corporate action, (c) no other consent of any Person (other than the Lender) is required for this First Amendment to be effective, (d) the execution and delivery of this First Amendment does not violate their organizational documents, and (e) no Default or Event of Default has occurred and is continuing. The representations and warranties made in this First Amendment shall survive the execution and delivery of this First Amendment. No investigation by Lender is required for Lender to rely on the representations and warranties in this First Amendment.

7. Scope of Amendment and Release. All references to the Credit Agreement shall refer to the Credit Agreement as amended by this First Amendment. Except as affected by this First Amendment and the amendments to the Loan Documents executed in connection with this First Amendment, the Loan Documents are unchanged and continue in full force and effect. However, in the event of any inconsistency between the terms of the Credit Agreement (as amended by this First Amendment) and any other Loan Document, the terms of the Credit Agreement shall control and such other document shall be deemed to be amended to conform to the terms of the Credit Agreement. Existing Borrowers hereby release Lender from any liability for actions or omissions in connection with the Credit Agreement and the other Loan Documents prior to the First Amendment Closing Date.

8. Miscellaneous.

          (a) Form. Each agreement, document, instrument or other writing to be furnished to Lender in connection with this First Amendment must be in form and substance satisfactory to Lender and its counsel.

          (b) Headings. The headings and captions used in this First Amendment are for convenience only and will not be deemed to limit, amplify or modify the terms of this First Amendment, the Credit Agreement, or the other Loan Documents.

          (c) Costs, Expenses and Attorneys' Fees. Buyer and Existing Borrowers agree to pay or reimburse Lender on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, and execution of this First Amendment, including, without limitation, the reasonable fees and disbursements of Lender's counsel.

          (d) Successors and Assigns. This First Amendment shall be binding upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns.

          (f) Multiple Counterparts. This First Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one and the same instrument. This First Amendment may be transmitted and signed by facsimile or by portable document format (PDF). The effectiveness of any such documents and signatures shall have the same force and effect as manually-signed originals and shall be binding on the party signing. Lender may also require that any such documents and signatures be confirmed by a manually-signed original; provided that the failure to request or deliver the same shall not limit the effectiveness of any signature.

          (g) Governing Law. This First Amendment and the other Loan Documents must be construed, and their performance enforced, under Texas law.

          (h) Entirety. THIS FIRST AMENDMENT AND THE OTHER LOAN DOCUMENTS (AS AMENDED HEREBY) REPRESENT THE FINAL AGREEMENT BY AND AMONG EXISTING BORROWERS, BUYER, NEW CYMRI, TEI AND THE LENDER AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

                   [Signatures appear on the following pages.]

     This First Amendment is executed as of the date set out in the preamble to this First Amendment.



                                  THE CYMRI CORPORATION


                                  By:/s/ Larry M. Wright
                                     --------------------------------
                                         Larry M. Wright
                                         Chief Executive Officer


                                  TRIUMPH ENERGY, INC.


                                  By: /s/ Larry M. Wright
                                     --------------------------------
                                          Larry M. Wright
                                          Chief Executive Officer


                                  TRADESTAR ACQUISITION SUB, L.L.C.
                                  (to be known as CYMRI, L.L.C. immediately following the merger)


                                  By: /s/ Frederick A. Huttner
                                     -----------------------------------------
                                          Frederick A. Huttner
                                          Vice President


                                  PETROLEUM ENGINEERS, INC.


                                  By: /s/ Larry M. Wright
                                     --------------------------------
                                          Larry M. Wright
                                          Chief Executive Officer


                                  LENDER:
                                  -------

                                  STERLING BANK


                                  By: /s/ Jeff A. Forbis
                                     -----------------------------------------
                                          Jeff A. Forbis
                                          Senior Vice President

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